                                    [GRAPHIC]



                 Premier
Prospectus

                     April 30, 2002, as revised August 19, 2002

                Scudder Equity 500 Index Fund--Premier
                Scudder EAFE(R) Equity Index Fund--Premier Class
                Scudder US Bond Index Fund--Premier Class


[*The EAFE(R) Index is the exclusive property of Morgan Stanley, Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by the Fund's investment advisor.]

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Contents

                          3  Equity 500 Index Fund --
                             Premier

                         13  EAFE Equity Index Fund --
                             Premier Class

                         24  US Bond Index Fund --
                             Premier Class

                       Information Concerning
                       All Funds

                       34  Management of the Funds

                       38  Buying and Selling Fund Shares

                       41  Policies You Should Know
                           About

                       45  Performance Information

                       45  Other Rights We Reserve

                       46  Understanding Distributions
                           and Taxes

Overview of the Equity 500 Index Fund -- Premier

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the
'S&P 500 Index'), which emphasizes stocks of large US companies.

Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

Investment Policies and Strategies: The Fund is a feeder fund that invests all of its assets in a master portfolio with the same objective as the Fund. The Fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the S&P 500 Index. The Fund will invest primarily in common stocks of companies that comprise the S&P 500 Index, in approximately the same weightings as the S&P 500 Index. The Fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. However, the composition of the S&P 500 Index and the Fund may occasionally diverge.

--------------------------------------------------------------------------------

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

                                 Scudder Equity 500 Index Fund -- Premier  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stocks held by the Fund could perform poorly.

         . Stocks could decline generally or could underperform other investments.

         . Returns on large US companies' stock, in which the Fund invests, could trail the returns of stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

         . The Fund may not be able to mirror the S&P 500 Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund, and the underperformance of stocks selected.

         . The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

Who Should Consider Investing in the Fund
         The Equity 500 Index Fund--Premier requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking capital appreciation over the long term, exposure to the US equity market as represented by larger companies, and investment returns that track the performance of the S&P 500 Index. There is, of course, no guarantee that the Fund will realize its objective.

         You should not consider investing in the Fund if you are:

         . pursuing a short-term financial goal;

         . seeking regular income and stability of principal;

         . unable to tolerate fluctuations in the value of your investments; or

         . seeking to outperform the S&P 500 Index.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to an investor in small- and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4  |  Scudder Equity 500 Index Fund -- Premier

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on December 31, 1992 (its inception date). The table compares the Fund's average annual return with the S&P 500 Index over the last calendar year, the last five calendar years and since the Fund's inception. The S&P 500 Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's performance results.

The table also shows the after-tax returns of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

      Year-by-Year Returns (each full calendar year since inception)

                                [CHART]

1993   1994    1995    1996    1997    1998    1999    2000    2001
-----  -----  ------  ------  ------  ------  ------  ------  -------
9.84%  1.40%  37.59%  22.75%  33.23%  28.75%  20.75%  -9.22%  -12.04%

For the period shown in the bar chart, the Fund's highest return in any calendar quarter was 21.41% (fourth quarter 1998) and its lowest quarter was -14.72% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.

 Performance for Periods Ended December 31, 2001
 Average Annual Returns
                                                             Since Inception
                                           1 Year  5 Years (December 31, 1992)
 -----------------------------------------------------------------------------
 Premier
 Return Before Taxes                       -12.04% 10.59%        13.44%
 -----------------------------------------------------------------------------
 Premier
 Return After Taxes on Distributions       -12.74%  9.16%        12.05%
 -----------------------------------------------------------------------------
 Premier
 Return After Taxes on Distributions
 and Sale of Fund Shares                    -7.14%  8.40%        10.95%
 -----------------------------------------------------------------------------
 S&P 500 Index (reflects no deductions for
 fees, expenses, or taxes)                 -11.87% 10.70%        13.54%
 -----------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

                                 Scudder Equity 500 Index Fund -- Premier  |  5

Fees and Expenses of the Fund

(expenses paid from Fund assets)

The Annual Fund Operating Expenses table below describes the fees and expenses that you may pay if you buy and hold shares of the Equity 500 Index
Fund -- Premier.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in the shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, you reinvested all dividends and distributions and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.

         Annual Fund Operating Expenses
                                                         Percentage of
                                                         Average Daily
                                                         Net Assets/1/
         Management Fees                                     0.05%
         -------------------------------------------------------------
         Distribution and Service (12b-1) Fees                None
         -------------------------------------------------------------
         Other Expenses                                      0.06%
         -------------------------------------------------------------
         Total Fund Operating Expenses                       0.11%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements    -0.01%
         -------------------------------------------------------------
         Net Expenses                                        0.10%/2/
         -------------------------------------------------------------

Expense Example/3/

                        1 Year 3 Years 5 Years 10 Years
                         $10     $34     $61     $140
                        -------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the Equity 500 Index Portfolio, the master portfolio in which the Fund invests its assets. A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus.

/2/ The investment adviser and administrator have agreed, for a 16-month period from the Fund's fiscal year end of December 31, 2001, to waive their fees and reimburse expenses to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Expenses'.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

6  |  Scudder Equity 500 Index Fund -- Premier

A Detailed Look at the Equity 500 Index Fund -- Premier

Objective

         The Fund seeks to replicate, as closely as possible (before the deduction of expenses), the performance of the S&P 500 Index, which emphasizes stocks of large US companies.

         The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the S&P 500 Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Index Investing Versus Active Management

         Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

         . indexing provides simplicity because it is a straightforward market-replicating strategy;

         . index funds generally provide diversification by investing in a wide variety of companies and industries;

         . an index fund's performance is generally predictable in that the fund's value is expected to move in the same direction, up or down, as the target index;

         . index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research. Also, index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

         . index funds generally realize low capital gains.

                                 Scudder Equity 500 Index Fund -- Premier  |  7

Strategy

         The Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as 'optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, we seek a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Principal Investments

         Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P stock from the Fund if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment advisor may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index.

         The Fund may also hold up to 20% of its assets in short-term debt securities and money market instruments.

--------------------------------------------------------------------------------

Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


8  |  Scudder Equity 500 Index Fund -- Premier

Investment Process

         In an effort to run an efficient and effective strategy, the Fund uses the process of 'optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, we try to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

Risks

         Set forth below are some of the prominent risks associated with investing in general, with index investing and with investing in large cap stocks.

         Primary risks

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

         Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the S&P 500 Index exactly:

         . Unlike an index, the Fund incurs administrative expenses and transaction costs in trading stocks.

         . The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

         . The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' S&P 500 Index.


--------------------------------------------------------------------------------

Portfolio Turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period.


                                 Scudder Equity 500 Index Fund -- Premier  |  9

         Futures and Options Risk. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not invest in these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

         The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

         . the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

         . the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Information Regarding the Index

         The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by Standard and Poor's(R) ('S&P'), a division of McGraw-Hill, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance.

10  |  Scudder Equity 500 Index Fund -- Premier

         S&P's only relationship to the Fund and Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund and Portfolio. S&P has no obligation to take the needs of the Fund and Portfolio or the owners of the Fund and Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund and Portfolio to be issued or in the determination or calculation of the equation by which the Fund and Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund and Portfolio.


         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund and Portfolio, owners of the Fund and Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                Scudder Equity 500 Index Fund -- Premier  |  11

Financial Highlights

The table below provides a picture of the Fund's financial performance for the past five years. Certain information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                      For the Years Ended December 31
                                            2001         2000        1999        1998        1997
Per share operating performance:/1/
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $151.92      $184.50      $156.72    $125.63      $100.08
----------------------------------------------------------------------------------------------------
Income from investment
operations
----------------------------------------------------------------------------------------------------
Net investment income                       1.79         2.03         2.26       2.05         2.04
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment and futures transactions    (20.07)      (18.33)       29.93      33.70        30.88
----------------------------------------------------------------------------------------------------
Total from investment operations          (18.28)      (16.30)       32.19      35.75        32.92
----------------------------------------------------------------------------------------------------
Distributions to shareholders
----------------------------------------------------------------------------------------------------
Net investment income                      (1.90)       (2.07)       (2.22)     (2.05)       (2.01)
----------------------------------------------------------------------------------------------------
Net realized gains from investment and
futures transactions                       (1.55)      (14.21)          --      (2.61)       (5.36)
----------------------------------------------------------------------------------------------------
In excess of net realized gain                --           --        (2.19)        --           --
----------------------------------------------------------------------------------------------------
Total distributions                        (3.45)      (16.28)       (4.41)     (4.66)       (7.37)
----------------------------------------------------------------------------------------------------
Net asset value, end of year             $130.19      $151.92      $184.50    $156.72      $125.63
----------------------------------------------------------------------------------------------------
Total investment return                   (12.04)%      (9.22)%      20.75%     28.72%       33.23%
----------------------------------------------------------------------------------------------------

Supplemental data and ratios:
----------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)  $1,448,143   $2,213,329   $2,990,891 $2,288,970   $1,521,647
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                       1.25%        1.14%        1.31%      1.48%        1.74%
----------------------------------------------------------------------------------------------------
Expenses after waivers, including
expenses of the Equity 500 Index
Portfolio                                   0.10%        0.10%/2/     0.10%      0.10%/3/     0.10%
----------------------------------------------------------------------------------------------------
Expenses before waivers, including
expenses of the Equity 500 Index
Portfolio                                   0.11%        0.12%        0.13%      0.17%        0.21%
----------------------------------------------------------------------------------------------------
Decrease reflected in above expense
ratio due to fees waivers or expenses
reimbursements                              0.01%        0.02%        0.03%      0.07%        0.11%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate/4/                     9%/5/       28%          13%         4%          19%
----------------------------------------------------------------------------------------------------

/1/ Per share amounts for the years ended December 31, 1996 through December
    31, 1997 have been restated to reflect a 1:6 reverse stock split effective September 4, 1997.
/2/ Effective March 15, 2000, the Advisor and Administrator contractually agreed to limit the annual operating expenses of the portfolio to 0.05% of the portfolio's average daily net assets.
/3/ Effective May 6, 1998, the Advisor and Administrator contractually agreed to receive fees from the portfolio only to the extent of the lesser of 0.05% or the amount that brings the total annual operating expenses up to 0.08% of the portfolio's average daily net assets.
/4/ The portfolio turnover rate is the rate for the master portfolio in which the Fund invests its assets.
/5/ Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

12  |  Scudder Equity 500 Index Fund -- Premier

Overview of the EAFE(R) Equity Index Fund -- Premier Class

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE(R) Index ('EAFE(R) Index'), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the EAFE(R) Index as a whole.

Investment Policies and Strategies: The Fund is a feeder fund that invests all of its assets in a master portfolio with the same objective as the Fund. The Fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the EAFE(R) Index. The Fund will invest primarily in common stocks of companies that comprise the EAFE(R) Index, in approximately the same weightings as the EAFE(R) Index. The Fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the EAFE(R) Index, while remaining as fully invested as possible in all market environments. However, the composition of the EAFE(R) Index and the Fund may occasionally diverge.

--------------------------------------------------------------------------------


The EAFE(R) Index of major markets in Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance. It tracks equity securities in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Stocks in the EAFE(R) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

                      Scudder EAFE(R) Equity Index Fund -- Premier Class  |  13

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stocks held by the Fund could perform poorly.

         . Stocks could decline generally or could underperform other investments.

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

         . Accounting and financial reporting standards of non-US companies differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

         . The currency of a country in which the Fund invests may fluctuate in value relative to the US dollar, which could affect the value of the investment.

         . The Fund may not be able to mirror the EAFE(R) Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund, and the underperformance of stocks selected.

         . The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

Who Should Consider Investing in the Fund

         The EAFE(R) Equity Index Fund--Premier Class requires a minimum investment of $5 million. You should consider investing in the Fund if you are seeking capital appreciation over the long term, exposure to the equity market as represented by companies outside the US, and investment returns that track the performance of the EAFE(R) Index. There is, of course, no guarantee that the Fund will realize its objective.

         You should not consider investing in the Fund if you are:

         . pursuing a short-term financial goal;

         . seeking regular income and stability of principal;

         . unable to tolerate fluctuations in the value of your investments; or

         . seeking to outperform the EAFE(R) Index.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may also improve your long-run investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

14  |  Scudder EAFE(R) Equity Index Fund -- Premier Class

Total Returns, After Fees and Expenses


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the Fund's Premier Class shares actual return for each full calendar year since the Fund began selling shares on January 24, 1996 (its inception date). The table compares the Fund's Premier Class shares average annual return with the EAFE(R) Index over the last calendar year, the last five calendar years and since the Fund's inception. The EAFE(R) Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's performance results.

The table also shows the after-tax returns of the Fund's Premier Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

 Year-by-Year Returns (each full calendar year since inception)

               [CHART]

1997    1998    1999    2000     2001
-----  ------  ------  -------  -------
2.11%  19.81%  27.95%  -15.22%  -21.75%
For the period shown in the bar chart, the Fund's highest return in any calendar quarter was 20.05% (fourth quarter 1998) and its lowest quarterly return was -14.06% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                                  Since Inception
                                                1 Year  5 Years (January 24, 1996)/1/
-------------------------------------------------------------------------------------
Premier Class
Return Before Taxes                             -21.75%  0.76%         1.83%
-------------------------------------------------------------------------------------
Premier Class
Return After Taxes on Distributions             -22.05% -0.36%         0.81%
-------------------------------------------------------------------------------------
Premier Class
Return After Taxes on Distributions and
Sale of Fund Shares                             -13.13%  0.13%         1.03%
-------------------------------------------------------------------------------------
EAFE(R) Index (reflects no deductions for fees,
expenses or taxes)                              -21.44%  0.89%         1.96%
-------------------------------------------------------------------------------------

/1/ The performance of the EAFE(R) Index is calculated from January 31, 1996.

--------------------------------------------------------------------------------


The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares. The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

                      Scudder EAFE(R) Equity Index Fund -- Premier Class  |  15

Fees and Expenses of the Fund

(expenses paid from Fund assets)

The Annual Fund Operating Expenses table below describes the fees and expenses that you may pay if you buy and hold Premier Class shares of EAFE(R) Equity Index Fund.

Expense Example: The example below illustrates the expenses incurred on a $10,000 investment in the Premier Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, you reinvested all dividends and distributions and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.

         Annual Fund Operating Expenses
                                                         Percentage of
                                                         Average Daily
                                                         Net Assets/1/
         Management Fees                                     0.25%
         -------------------------------------------------------------
         Distribution and Service (12b-1) Fees                None
         -------------------------------------------------------------
         Other Expenses                                      0.38%
         -------------------------------------------------------------
         Total Fund Operating Expenses                       0.63%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements    -0.23%
         -------------------------------------------------------------
         Net Expenses                                        0.40%/2/
         -------------------------------------------------------------

Expense Example/3/

1 Year 3 Years 5 Years 10 Years
 $41    $179    $328     $764
-------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the EAFE(R) Equity Index Portfolio, the master portfolio in which the Fund invests its assets. A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus.

/2/ The investment advisor and administrator have agreed, for a 16-month period from the Fund's fiscal year end of December 31, 2001, to waive their fees and reimburse expenses to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Expenses'.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

16  |  Scudder EAFE(R) Equity Index Fund -- Premier Class

A Detailed Look at the EAFE(R) Equity Index Fund -- Premier Class

Objective

         The Fund seeks to replicate, as closely as possible (before the deduction of expenses), the performance of the EAFE(R) Index, which measures international stock market performance.

         The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the EAFE(R) Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Index Investing Versus Active Management

         Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

         . indexing provides simplicity because it is a straightforward market-replicating strategy;

         . index funds generally provide diversification by investing in a wide variety of companies and industries;

         . an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

         . index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research, and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

         . index funds generally realize low capital gains.

                      Scudder EAFE(R) Equity Index Fund -- Premier Class  |  17

Strategy

         The EAFE(R) Index Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the EAFE(R) Index, while remaining as fully invested as possible in all market environments. To attempt to replicate the country, industry and risk characteristics of the EAFE(R) Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the EAFE(R) Index, using a process known as 'optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the EAFE(R) Index. Over the long term, the investment advisor seeks a correlation between the performance of the Fund, before expenses, and the EAFE(R) Index of 95% or better. A figure of 100% would indicate perfect correlation.

Principal Investments

         Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the EAFE(R) Index and in derivative instruments, such as futures contracts, options and forward currency contracts, that provide exposure to the stocks of companies in the EAFE(R) Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the EAFE(R) Index as a whole. The investment advisor may remove or exclude any EAFE(R) Index stock from the Fund, if the investment

--------------------------------------------------------------------------------

Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

18 | Scudder EAFE(R) Equity Index Fund -- Premier Class advisor believes that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment advisor may purchase a stock not included in the EAFE(R) Index when it is believed to be a cost-efficient way of approximating the EAFE(R) Index's performance, for example, in anticipation of a stock being added to the EAFE(R) Index. The Fund may also hold short-term debt securities and money market instruments.

Investment Process

         In an effort to run an efficient and effective strategy, the Fund uses the process of 'optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the EAFE(R) Index's value in roughly the same proportion as the EAFE(R) Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, we try to replicate the country, industry and risk characteristics of all of the smaller companies in the EAFE(R) Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

Risks

         Set forth below are some of the prominent risks associated with investing in general, with index investing and with investing in stocks outside the United States.

         Primary risks

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

         Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the EAFE(R) Index exactly:

         . Unlike the EAFE(R) Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

--------------------------------------------------------------------------------

Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period.


                     Scudder EAFE (R) Equity Index Fund -- Premier Class  |  19

         . The composition of the EAFE(R) Index and the stocks held by the Fund may occasionally diverge.

         . The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' EAFE(R) Index.

         Foreign Investing Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

         . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

         . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

         . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities.

20  |  Scudder EAFE(R) Equity Index Fund -- Premier Class

         Futures and Options Risk. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

         . the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

         . the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Information Regarding the Index

         This Fund and master portfolio are not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in this Fund or the Portfolio particularly or the ability of the EAFE(R) Index to track general stock market performance.

         Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE(R) Index, which

                      Scudder EAFE(R) Equity Index Fund -- Premier Class | 21 is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Fund and master portfolio, or to this Fund and master portfolio themselves.

         Morgan Stanley has no obligation to take the needs of the issuer of this Fund and master portfolio or the owners of this Fund and master portfolio into consideration in determining, composing or calculating the EAFE(R) Index.

         Inclusion of a security in the EAFE(R) Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Morgan Stanley is not responsible for and has not participated in the determination of the timing, prices or quantities of this Fund and master portfolio to be issued, or in the determination or calculation of the equation by which this Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Fund and master portfolio in connection with the administration, marketing or trading of this Fund and master portfolio. This Fund and master portfolio are neither sponsored by nor affiliated with Morgan Stanley.

         Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the indexes from sources that Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the indexes or any data included therein.

         Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of the products, or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein.

         Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

22  |  Scudder EAFE(R) Equity Index Fund -- Premier Class

Financial Highlights

The table below provides a picture of the Fund's financial performance for the past five years. Certain information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                              For the Years Ended December 31,
                                            2001  2000/1/     1999     1998   1997

Per share operating performance:1
------------------------------------------------------------------------------------
Net asset value, beginning of year      $12.27   $14.58   $11.59    $9.98   $10.62
------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------
Net investment income                     0.19     0.25     0.08     0.16     0.23
------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments and foreign currencies    (2.87)   (2.47)    3.15     1.81    (0.02)
------------------------------------------------------------------------------------
Total from investment operations         (2.68)   (2.22)    3.23     1.97     0.21
------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------
Net investment income                    (0.13)   (0.02)   (0.08)   (0.16)   (0.24)
------------------------------------------------------------------------------------
In excess of net investment income          --       --    (0.03)   (0.09)      --
------------------------------------------------------------------------------------
Net realized gains from investment
transactions                                --    (0.07)   (0.13)   (0.01)   (0.61)
------------------------------------------------------------------------------------
In excess of net realized gain              --       --       --    (0.10)      --
------------------------------------------------------------------------------------
Total distributions                      (0.13)   (0.09)   (0.24)   (0.36)   (0.85)
------------------------------------------------------------------------------------
Net asset value, end of year             $9.46   $12.27   $14.58   $11.59    $9.98
------------------------------------------------------------------------------------
Total investment return                 (21.75)% (15.22)%  27.95%   19.81%    2.11%
------------------------------------------------------------------------------------

Supplemental data and ratios:
------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)  $140,365 $171,305 $120,376  $42,462  $35,509
------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------
Net investment income                     1.68%    1.59%    1.56%    1.50%    1.70%
------------------------------------------------------------------------------------
Expenses after waivers, including
expenses of the EAFE(R) Equity Index
Portfolio                                 0.40%    0.40%    0.40%    0.40%    0.40%
------------------------------------------------------------------------------------
Expenses before waivers, including
expenses of the EAFE(R) Equity
Index Portfolio                           0.63%    0.65%    0.71%    0.83%    0.73%
------------------------------------------------------------------------------------
Decrease reflected in above expense
ratio due to fees waivers or expenses
reimbursements                            0.23%    0.25%    0.31%    0.43%    0.33%
------------------------------------------------------------------------------------
Portfolio turnover rate/2/                  26%      52%       4%      12%      44%
------------------------------------------------------------------------------------

1  On April 30, 2000, the Institutional Class was renamed the Premier Class.

/2 / The Portfolio turnover rate is the rate for the master portfolio in which the Fund invests its assets.

                      Scudder EAFE(R) Equity Index Fund -- Premier Class  |  23

Overview of the US Bond Index Fund -- Premier Class

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Lehman Brothers Aggregate Bond Index (the 'Lehman Bond Index'), which emphasizes government mortgage-backed securities and corporate investment grade debt securities.

Core Strategy: The Fund invests in a statistically selected sample of the securities that comprise the Lehman Bond Index.

Investment Policies and Strategies: The Fund is a feeder fund that invests all of its assets in a master portfolio with the same objective as the Fund. The Fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the Lehman Bond Index. The Fund will invest primarily in debt securities of companies that comprise the Lehman Bond Index, in approximately the same weightings as the Lehman Bond Index. The Fund may invest in securities index futures and options relating to the benchmark. The composition of the Lehman Bond Index and the Fund may occasionally diverge.

--------------------------------------------------------------------------------

The Lehman Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more at the time of their issue. It is one of the most widely accepted benchmarks of bond market total return and includes more than 6,000 taxable securities.


24  |  Scudder US Bond Index Fund -- Premier Class

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Bonds selected by the Fund could perform poorly.

         . The bond market could decline in value as a result of a rise in interest rates.

         . The creditworthiness of a bond issuer could decline, which could cause the value of the bond to decline.

         . The Fund may not be able to replicate the Lehman Bond Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund and the underperformance of securities selected.

         . The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

Who Should Consider Investing in the Fund

         The US Bond Index Fund--Premier Class requires a minimum investment of $5 million. You should consider investing in the Fund if you want to invest in the fixed income market generally without regard to particular types of issuers, sectors, or debt securities. Such investments in the past have offered current income. There is, of course, no guarantee that the Fund will realize its objective.

         You should not consider investing in the Fund if you are:

         . pursuing a short-term financial goal;

         . seeking capital appreciation; or

         . seeking to outperform the Lehman Bond Index.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking a more balanced asset mix. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             Scudder US Bond Index Fund -- Premier Class  |  25

Total Returns, After Fees and Expenses


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the Fund's Premier Class shares actual return for each full calendar year since the Fund began selling shares on June 30, 1997 (its inception date). The table compares the Fund's Premier Class shares average annual return with the Lehman Bond Index over the last calendar year and since the Fund's inception. The Lehman Bond Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's performance results.

The table also shows the after-tax returns of the Fund's Premier Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.
Year-by-Year Returns (each full calendar year since inception)

          [CHART]

1998    1999    2000   2001
-----  ------  ------  -----
8.78%  -1.30%  11.72%  8.19%

For the period shown in the bar chart, the Fund's highest return in any calendar quarter was 4.67% (third quarter 2001) and its lowest quarterly return was -1.14% (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.

Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                                    Since Inception
                                                             1 Year (June 30, 1997)
-----------------------------------------------------------------------------------
Premier Class
Return Before Taxes                                          8.19%       7.46%
-----------------------------------------------------------------------------------
Premier Class
Return After Taxes on Distributions                          5.64%       4.83%
-----------------------------------------------------------------------------------
Premier Class
Return After Taxes on Distributions and Sale of Fund
Shares                                                       4.96%       4.65%
-----------------------------------------------------------------------------------
Lehman Bond Index (reflects no deductions for fees, expenses
or taxes)                                                    8.44%       7.56%
-----------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

26  |  Scudder US Bond Index Fund -- Premier Class

Fees and Expenses of the Fund

(expenses paid from Fund assets)

The Annual Fund Operating Expenses table below describes the fees and expenses that you may pay if you buy and hold Premier Class shares of US Bond Index Fund.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in the Premier Class shares of the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, you reinvested all dividends and distributions and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.

         Annual Fund Operating Expenses
                                                         Percentage of
                                                         Average Daily
                                                         Net Assets/1/
         Management Fees                                     0.15%
         -------------------------------------------------------------
         Distribution and Service (12b-1) Fees                None
         -------------------------------------------------------------
         Other Expenses                                      0.38%
         -------------------------------------------------------------
         Total Fund Operating Expenses                       0.53%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements    -0.38%
         -------------------------------------------------------------
         Net Expenses                                       0.15%/2/
         -------------------------------------------------------------

Expense Example/3 /

                        1 Year 3 Years 5 Years 10 Years
                         $15    $132    $258     $628
                        -------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the US Bond Index Portfolio, the master portfolio in which the Fund invests its assets. A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus.

/2/ The investment advisor and administrator have agreed, for a 16-month period from the Fund's fiscal year end of December 31, 2001, to waive their fees and reimburse expenses to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Expenses'.

/3 / For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                             Scudder US Bond Index Fund -- Premier Class  |  27

A Detailed Look at the US Bond Index Fund -- Premier Class

Objective

         The Fund seeks to replicate, as closely as possible (before the deduction of expenses) the performance of the Lehman Bond Index, which emphasizes government mortgage-backed securities and corporate investment grade debt securities.

         While we give priority to replicating the Lehman Bond Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Index Investing Versus Active Management

         Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

         . indexing provides simplicity because it is a straightforward market-replicating strategy;

         . index funds generally provide diversification by investing in a wide variety of companies and industries;

         . an index fund's performance is generally predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

         . index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research. Also, index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

         . index funds generally realize low capital gains.

28  |  Scudder US Bond Index Fund -- Premier Class

Strategy

         To attempt to replicate the investment performance of the Lehman Bond Index over time, the Fund invests in a statistically selected sample of the securities in the Lehman Bond Index. Over the long term, we seek a correlation between the performance of the Fund, before expenses, and the Lehman Bond Index of 95% or better. A figure of 100% would indicate perfect correlation.

Principal Investments

         Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in securities included in the Lehman Bond Index and derivative instruments, such as futures contracts and options, that provide exposure to the securities in the Lehman Bond Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the Lehman Bond Index as a whole. We may exclude or remove any Lehman Bond Index security from the Fund if we believe that the security is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment advisor may purchase a security not included in the Lehman Bond Index when it is believed to be a cost-efficient way of approximating the Lehman Bond Index's performance, for example, in anticipation of a security being added to the Lehman Bond Index. The Fund may also hold short-term debt securities and money market instruments.

Investment Process

         The Fund invests in a representative sample of the securities that make up the Lehman Bond Index, which tracks six major classes of investment grade fixed-income securities. The chart on the next page shows the proportion as of December 31, 2001 that each class has recently constituted of the market value of the Lehman Bond Index.

--------------------------------------------------------------------------------

Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

                             Scudder US Bond Index Fund -- Premier Class  |  29

         The Fund also attempts to replicate the Lehman Bond Index's duration, an intermediate term. Recently, this Fund has had a high portfolio turnover rate.

                                                     Percent of Market
          Class of Securities                         Value of Index
          US Treasury and Agency securities
          (debentures)                                      34%
          ------------------------------------------------------------
          Mortgage-backed securities (agency credit)        35%
          ------------------------------------------------------------
          Commercial Mortgage-backed securities              2%
          ------------------------------------------------------------
          Corporate Bonds                                   24%
          ------------------------------------------------------------
          Bonds issued outside the US but payable
          in US Dollars                                      3%
          ------------------------------------------------------------
          Asset-backed securities                            1%
          ------------------------------------------------------------

Risks

         Set forth below are some of the prominent risks associated with investing in general, with bond investing and with index investing.

         Primary risks

         Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

         Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the Lehman Bond Index exactly:

         . Unlike the Lehman Bond Index, the Fund incurs administrative expenses and transaction costs in trading bonds.

--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.


Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. High turnover can increase a Fund's transaction cost thereby lowering its returns or increasing your tax liability.

30  |  Scudder US Bond Index Fund -- Premier Class

         . The composition of the Lehman Bond Index and the bonds held by the Fund may occasionally diverge.

         . The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' Lehman Bond Index.

         Credit risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued.

         Prepayment Risk. When a bond issuer, such as an issuer of mortgage-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

         Futures and Options Risk. The Fund may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The Fund will not invest in these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the bond market. Risks associated with derivatives include:

         . the risk that the derivative is not well correlated with the securities for which it is acting as a substitute;

                             Scudder US Bond Index Fund -- Premier Class  |  31

         . the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

32  |  Scudder US Bond Index Fund -- Premier Class

Financial Highlights


The table below provides a picture of the Fund's Premier Class/1/ shares' financial performance since inception. Certain information selected reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

                                                                               For the Period
                                                                              June 30, 1997/2/
                                            For the Years Ended December 31,       through
                                               2001     2000     1999    1998 December 31, 1997

Per share operating performance:/1/
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period        $10.24   $9.76   $10.47   $10.29       $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------
Net investment income                         0.59    0.62     0.57     0.59         0.33
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                       0.23    0.48    (0.70)    0.29         0.32
-----------------------------------------------------------------------------------------------
Total from investment operations              0.82    1.10    (0.13)    0.88         0.65
-----------------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------------
Net investment income                        (0.59)  (0.62)   (0.58)   (0.61)       (0.32)
-----------------------------------------------------------------------------------------------
Net realized gain from investment
transactions                                 (0.05)     --       --    (0.09)       (0.04)
-----------------------------------------------------------------------------------------------
Total distributions                          (0.64)  (0.62)   (0.58)   (0.70)       (0.36)
-----------------------------------------------------------------------------------------------
Net asset value, end of period              $10.42  $10.24    $9.76   $10.47       $10.29
-----------------------------------------------------------------------------------------------
Total investment return                       8.19%  11.72%   (1.30)%   8.78%        6.52%
-----------------------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)   $110,309 $116,461 $92,657  $39,790      $8,119
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                         5.68%   6.33%    5.79%    5.70%        6.32%/3/
-----------------------------------------------------------------------------------------------
Expenses after waivers, including
expenses of the US Bond Index Portfolio       0.15%   0.15%    0.15%    0.15%        0.15%/3/
-----------------------------------------------------------------------------------------------
Expenses before waivers, including
expenses of the US Bond Index Portfolio       0.53%   0.57%    0.56%    0.90%        0.86%/3/
-----------------------------------------------------------------------------------------------
Decrease reflected in above expense ratio
due to fees waivers or expenses
reimbursements                                0.38%   0.42%    0.41%    0.75%        0.71%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate/4/                     232%    221%     224%      82%          79%
-----------------------------------------------------------------------------------------------

/1/ Advisor Class Shares were converted to Premier Class Shares (formerly
    Institutional Shares) on July 10, 1998.

/2/ Commencement of Operations.

/3/ Annualized.

/4/ The portfolio turnover rate is the rate for the master portfolio in which the Fund invests its assets.

                             Scudder US Bond Index Fund -- Premier Class  |  33

Information Concerning All Funds

Management of the Funds

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. A Board of Trustees supervises the Funds' activities on behalf of the Funds' shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the Funds. Prior to April 30, 2001, the investment advisor was Bankers Trust Company (now known as Deutsche Bank Trust Company Americas), an affiliate of DeAM, Inc. As investment advisor, DeAM, Inc. makes the Funds' investment decisions. It buys and sells securities for the Funds and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

         DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of December 31, 2001, managed approximately $96 billion in assets.

         The Funds paid the following fees to the investment advisor for investment advisory services in the last fiscal year:

                                          Percentage of Average
                Fund                        Daily Net Assets
                Equity 500 Index Fund             0.05%
                -----------------------------------------------
                EAFE(R) Equity Index Fund         0.25%
                -----------------------------------------------
                US Bond Index Fund                0.15%
                -----------------------------------------------

34  |  Information Concerning All Funds

         DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

         Other Services. Investment Company Capital Corp. ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Funds' Administrator. ICCC also serves as the Fund's transfer agent ('Transfer Agent'). Prior to July 1, 2001, Bankers Trust Company (now known as Deutsche Bank Trust Company Americas) served as the Funds' Administrator. ICCC provides the same services that Bankers Trust Company provided to the Funds and is entitled to receive the same rate of compensation. ICCC or your service agent performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from each Fund;

         . answering your questions on the Funds' investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

                                        Information Concerning All Funds  |  35

         Organizational Structure. The Funds are 'feeder funds' that invest all of their assets in a 'master portfolio.' The Funds and their corresponding master portfolio are listed below:

    Fund                                     Master portfolio
    Equity 500 Index Fund Premier            Equity 500 Index Portfolio
    -----------------------------------------------------------------------
    EAFE(R) Equity Index Fund--Premier Class EAFE(R) Equity Index Portfolio
    -----------------------------------------------------------------------
    US Bond Index Fund--Premier Class        US Bond Index Portfolio
    -----------------------------------------------------------------------

         Each Fund and its master portfolio have the same objective. Each master portfolio is advised by DeAM, Inc.

         A master portfolio may accept investments from other feeder funds. A feeder bears the master portfolio's expenses in proportion to its assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Funds' Trustees to withdraw each Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw a Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.

36  |  Information Concerning All Funds

How to Invest in the Funds

The following pages tell you how to invest in the Funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent--for example, a workplace retirement plan, financial supermarket or financial advisor--your service agent may have its own policies or instructions, and you should follow those.

                                        Information Concerning All Funds  |  37

Buying and Selling Fund Shares

         You may buy Premier Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ('service agent'). Contact them for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Premier Class shares by sending your check (along with a completed Application Form) directly to the Fund. Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

         Investment minimums

         Your initial investment must be at least $5,000,000. The minimum subsequent investment requirement is $1,000,000. The Fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion.

         How to contact the Transfer Agent

            By Phone:         (800) 621-1048
            --------------------------------------------------------
            First Investments Investment Company Capital Corporation
            By Mail:          c/o Scudder Investments
                              P.O. Box 219356
                              Kansas City, MO 64121-9356
            --------------------------------------------------------
            Additional        Investment Company Capital Corporation
            Investments By    c/o Scudder Investments
            Mail:             P.O. Box 219154
                              Kansas City, MO 64121-9154
            --------------------------------------------------------
            By Overnight      Investment Company Capital Corporation
            mail:             c/o Scudder Investments
                              811 Main Street
                              Kansas City, MO 64105-2005
            --------------------------------------------------------
            By Fax (for       (800) 821-6234
            exchanging and
            selling shares
            only):
            --------------------------------------------------------

38  |  Information Concerning All Funds

         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

         How to open your fund account

     Mail:         Complete and sign the account application that
                   accompanies this prospectus. (You may obtain
                   additional applications by calling the Transfer Agent.)
                   Mail the completed application along with a check
                   payable to the Fund you have selected to Investment
                   Company Capital Corporation. Be sure to include the
                   Fund number. (For Fund numbers, see below.) The
                   addresses are shown under 'How to contact the
                   Transfer Agent.'
     ---------------------------------------------------------------------
     Wire:         Call the Transfer Agent to set up a wire account.
     ---------------------------------------------------------------------
     Fund Name and Equity 500 Index Fund--Premier--565
     Fund Number:  EAFE(R) Equity Index Fund--Premier Class--558
                   US Bond Index Fund--Premier Class--548
     ---------------------------------------------------------------------

         Please note that your account cannot become activated until we receive a completed application.

         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to the Fund you have selected to the Transfer Agent. Be sure to include the Fund number. (For Fund numbers, see 'How to open your fund account.') The addresses are shown above under 'How to contact the Transfer Agent.' If you are investing in more than one fund, make your check payable to 'Scudder Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the Transfer Agent with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $5,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

                                        Information Concerning All Funds  |  39

         WIRE:

         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Transfer Agent at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform the Transfer Agent representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.

               Bank Name:  Deutsche Bank Trust Company Americas
               --------------------------------------------------
               Routing No: 021001033
               --------------------------------------------------
               Attn:       Scudder Funds
               --------------------------------------------------
               DDA No:     00-226-296
               --------------------------------------------------
               FBO:        (Account name)
                           (Account number)
               --------------------------------------------------
               Credit:     (Fund name and number)
                           (See 'How to open your fund account.')
               --------------------------------------------------

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Transfer Agent at (800) 621-1048. Inform the the Transfer Agent representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The Fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

40  |  Information Concerning All Funds

         TELEPHONE TRANSACTIONS:

         You may place orders to buy and sell over the phone by calling your service agent or the Transfer Agent at (800) 621-1048. If your shares are in an account with the Transfer Agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Premier Class shares of another Scudder fund by calling the Transfer Agent. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         Policies about transactions

         Each Fund is open for business each day the New York Stock Exchange is open. Each Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

                                        Information Concerning All Funds  |  41

         You can place an order to buy or sell shares at any time that the Funds are open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Funds can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven

42  |  Information Concerning All Funds
         calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee

                                        Information Concerning All Funds  |  43
         from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         Each Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         Each Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. Each Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under proce-

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.

44  |  Information Concerning All Funds
         dures adopted in good faith by and under the general supervision of the Board of Trustees.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. The price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

Performance Information

         Each Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. Each Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

                                        Information Concerning All Funds  |  45

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $5,000,000 for any reason other than a change in market value

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         The Funds pay income dividends as described below.

       Fund                                     Income dividends are paid
       Equity 500 Index Fund Premier                    Quarterly
       ------------------------------------------------------------------
       EAFE(R) Equity Index Fund--Premier Class         Annually
       ------------------------------------------------------------------
       US Bond Index Fund--Premier Class                Monthly
       ------------------------------------------------------------------

         Each Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If a Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         Each Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in a Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

46  |  Information Concerning All Funds

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the EAFE(R) Equity Index Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

                                        Information Concerning All Funds  |  47

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rules
  ---------------------------------------------------------------------------

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

48  |  Information Concerning All Funds

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments                           SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza              Public Reference Section
Chicago, IL 60606-5808                 Washington, DC 20549-0102
www.scudder.com                        www.sec.gov
(800) 621-1048                         (202) 942-8090


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com                                                     CUSIP#
e-mail info@scudder.com                Equity 500 Index Fund --
Tel (800) 621-1048                     Premier:                     055.924.500
                                       BT Institutional Funds
SCUDDER                                EAFE(R) Equity Index Fund --
INVESTMENTS                            Premier Class:               055.76L.874
                                       US Bond Index --
                                       Premier Class:               055.76L.700
                                       BT Advisor Funds
A member of                                                         811-6071
Deutsche Asset Management [LOGO]                                    811-7347



[LOGO] Printed on recycled paper.  (08/19/02) PREM-1-PR

                        Supplement dated August 19, 2002
      to the Statements of Additional Information for the following funds
                                (each a 'Fund'):


BT Investment Funds
  Scudder Lifecycle Short Range Fund - Investment Class, Statement of Additional
        Information dated July 31, 2002
  Scudder Lifecycle Mid Range Fund - Investment Class, Statement of Additional
        Information dated July 31, 2002
  Scudder Lifecycle Long Range Fund - Investment Class, Statement of Additional
        Information dated July 31, 2002
  Quantitative Equity Fund - Investment Class and Institutional Class,
        Statement of Additional Information dated April 30, 2002

BT Institutional Funds
  Equity 500 Index Fund - Premier Class, Statement of Additional Information dated April 30, 2002 ('BT Institutional Equity 500 Index Fund')

BT Advisor Funds
  US Bond Index Fund - Premier Class, Statement of Additional Information dated April 30, 2002

     EAFE(R) Equity Index Fund - Premier Class, Statement of Additional
         Information dated April 30, 2002

BT Pyramid Mutual Funds
  Scudder Asset Management Fund - Premier Class, Statement of Additional
         Information dated July 31, 2002
Equity 500 Index Fund - Investment Class, Statement of Additional Information dated April 30, 2002 ('BT Pyramid Equity 500 Index Fund')


The following supplements the Statements of Additional Information for each
Fund:

The legal name of the Fund is:             The Fund will also be known as:

Lifecycle Short Range Fund                 Scudder Lifecycle Short Range Fund
Lifecycle Mid Range Fund                   Scudder Lifecycle Mid Range Fund
Lifecycle Long Range Fund                  Scudder Lifecycle Long Range Fund
Quantitative Equity Fund                   Scudder Quantitative Equity Fund
Equity 500 Index Fund                      Scudder Equity 500 Index Fund
US Bond Index Fund                         Scudder US Bond Index Fund
EAFE(R)Equity Index Fund                   Scudder EAFE(R) Equity Index Fund
Asset Management Fund                      Scudder Asset Management Fund

Effective August 19, 2002, the following supplements the Statement of Additional Information for each Fund:

     The address for Investment Company Capital Corporation, the Funds' transfer agent ('Transfer Agent'), is:

               Investment Company Capital Corporation
               c/o Scudder Investments
               811 Main Street
               Kansas City, MO 64105


Effective August 19, 2002, the following supplements the Statement of Additional Information for each Fund:

         Effective August 19, 2002, the Deutsche Asset Management funds will be combined with the Scudder family of funds under the Scudder Investments brand. This change will not affect the operations of the Fund, but results in modifications to the presentation of each Fund's prospectuses, periodic reports and other publications on behalf of each Fund.

Effective August 19, 2002, the following supplements the 'Distributor' Sub-Section of the 'Management of the Trust(s) and Portfolio(s)' Section of the Statement of Additional Information for each Fund:

         Effective August 19, 2002, Scudder Distributors, Inc. ('SDI') will serve as the distributor of each Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of each Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a 'Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Effective August 19, 2002, the following supplements the 'Portfolio Transactions and Brokerage Commissions' Sub-Section of the `Investment Objectives and Policies' Section of the Statement of Additional Information for each Fund:

         In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19, 2002, the following replaces the `Purchase of Shares,' 'Redemption of Shares' and 'How to Sell Shares' Sub-Sections of the 'Valuation of Securities; Redemptions and Purchases in Kind' or `Valuation of Securities'
Section in the Statement of Additional Information for each Fund:

                        PURCHASE AND REDEMPTION OF SHARES


Shares of each Fund are distributed by SDI. Each of the Lifecycle Short Range Fund, Lifecycle Mid Range Fund, and Lifecycle Long Range Fund offers one class, the Investment Class. The Quantitative Equity Fund has two classes, the Institutional Class and the Investment Class. BT Pyramid Equity 500 Index Fund has one class, the Investment Class. Each of the BT Institutional Equity 500 Index Fund, the US Bond Index Fund, the EAFE(R) Equity Index Fund, and the Asset Management Fund has one class, the Premier Class. The following discussion on the purchase and redemption of shares is qualified in its entirety by the availability of a particular share class of a Fund. Each Fund does not offer each class of shares described below.

General information on how to buy shares of each Fund is set forth in `Buying and Selling Fund shares' in each Fund's Prospectuses. The following supplements that information.

Purchase of Institutional, Investment, and Premier Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares' in the relevant Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. The minimum initial investment for the Premier Class shares is $5,000,000, and the minimum subsequent investment is $1,000,000. These minimum amounts may be changed at any time in management's discretion.

                                              Annual 12b-1
                                            Distribution Fees
                                           (as a % of average
                       Sales Charge         daily net assets)       Other Information
                       ------------         -----------------       -----------------
Investment                None                    0.25%               Not applicable
Class


In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Premier and Institutional Class shares by setting up an account directly with each Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's Transfer Agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Premier, Institutional and Investment Class shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     Your redemption is for greater than $100,000 worth of shares,

     Your account registration has changed within the last 15 days,

     The check is being mailed to a different address than the one on your account (record address),

     The check is being made payable to someone other than the account owner(s),

     The redemption proceeds are being transferred to a fund account with a different registration, or

     You wish to have redemption proceeds wired to a non-pre-designated bank account.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms up to a 1% commission on the amount of shares of each Fund sold under the following conditions: (i) the purchased shares are held in a Deutsche or Scudder IRA account; (ii) the shares are purchased as a direct `roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company; (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other funds underwritten by SDI. Orders for the purchase of shares of each Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value (see `Net Asset Value') and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (`trade date'). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Transfer Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Transfer Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

A 'Business Day' means any day on which The New York Stock Exchange (the `NYSE') is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

Each Fund reserves the right to withdraw all or any part of the offering made by the Fund's prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Because Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ('DBT Co.') is the Custodian and Investment Company Capital Corporation, an affiliate is the Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with the Transfer Agent to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the Fund's prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See `Purchase and Redemption of Shares - Signature Guarantee' Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount.

Each Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see 'Special Features') and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under 'General' above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling (800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the account holder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048 or in writing, subject to the limitations on liability described under `General' above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Redemption in Kind

Although it is each Fund's present policy to redeem in cash, the Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Exchange Privilege. Shareholders of Investment, Institutional, and Premier Class shares may exchange their shares for shares of the corresponding class, if available, of Scudder Funds in accordance with the provisions below.

Investment Class Shares. Shareholders of each Fund's Investment Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Institutional Class Shares. Shareholders of each Fund's Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Premier Class Shares. Shareholders of each Fund's Premier Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the '15-Day Hold Policy'). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the Fund. The Fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange request that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a 'market timing' strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background and the background of any other investors or dealers involved. In particular, a pattern of exchanges that coincides with a 'market-timing' strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Investment Company Capital Corporation, c/o Scudder Investments, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under 'Redemption or Repurchase of Shares -- General.' Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change to this privilege will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under `Exchange Privilege.' This privilege may not be used for the exchange of shares held in certificated form.

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ('Direct Deposit'), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education Individual Retirement Accounts. This
     includes Savings Incentive Match Plan for Employees of Small Employers (`SIMPLE'), Simplified Employee Pension Plan (`SEP') IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

Effective August 19, 2002, replace the first paragraph of the `Valuation of Securities' Sub-Section of the `Valuation of Securities, Redemptions and Purchases In-Kind' or `Valuation of Securities' Section in the Statement of Additional Information for each Fund with the following:

                             VALUATION OF SECURITIES

     The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the `Exchange') on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Effective August 19, 2002, insert the following as the second paragraph in the `Valuation of Securities' Sub-Section of the `Valuation of Securities, Redemptions and Purchases In-Kind' Section in the Statement of Additional Information for each Fund:

     When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, each Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. Each Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time each Fund values its investments. After consideration of various factors, each Fund may value securities at their last reported price or at some other value.

Effective August 19, 2002, insert the following new Section after the `Financial Statements' Section and before the `Appendix' in the Statement of Additional Information for each Fund:

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Other Information

The CUSIP numbers for each class of the Fund are:

Lifecycle Short Range Fund - Investment Class      Investment Class:  055922827
Lifecycle Mid Range Fund - Investment Class        Investment Class:  055922835
Lifecycle Long Range Fund - Investment Class       Investment Class:  055922843

Quantitative Equity Fund - Investment Class and    Investment Class:  0555922652
Institutional Class                                Institutional Class:  055922645

Equity 500 Index Fund - Premier Class              Premier Class:  055924500
US Bond Index Fund - Premier Class                 Premier Class:  05576L700
EAFE(R)Equity Index Fund - Premier Class           Premier Class:  05576L874
Asset Management Fund - Premier Class              Premier Class:  055847404
Equity 500 Index Fund - Investment Class           Investment Class:  055847107

Lifecycle Short Range Fund - Investment Class has a fiscal year ending
March 31st.

Lifecycle Mid Range Fund - Investment Class has a fiscal year ending
March 31st.

Lifecycle Long Range Fund - Investment Class has a fiscal year ending
March 31st.

Quantitative Equity Fund - Investment Class and Institutional Class has a fiscal year ending December 31st.

Equity 500 Index Fund - Premier Class has a fiscal year ending December 31st.

US Bond Index Fund - Premier Class has a fiscal year ending December 31st.

EAFE(R) Equity Index Fund - Premier Class has a fiscal year ending
December 31st.

Asset Management Fund - Premier Class has a fiscal year ending March 31st.

Equity 500 Index Fund - Investment Class has a fiscal year ending December 31st.

Each Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

Each Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


Effective August 19 through September 2, 2002, the following paragraph supplements the section entitled `Code of Ethics':

     The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.


Effective September 3, 2002, the following paragraph supplements the section entitled `Code of Ethics':

     The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following replaces the table in the `Trustees and Officers' Sub-Section or the `Information Concerning Trustees and Officers' of the `Management of the Trust(s) and Portfolio(s) Section of the Statement of Additional Information for each Fund:

     On July 31, 2002, the shareholders of the Trust and each Fund approved the election of new Trustees and executive officers. The following information is provided for each Trustee and officer.

                              TRUSTEES AND OFFICERS

                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                            Position with the                                                                        Complex to be
                            Trust and Length of         Business Experience and Directorships During the             Overseen by
Name and Birth Date         Time Served                 Past 5 Years                                                 Trustee/1/

Independent Trustee
-------------------
Richard R. Burt             Trustee since 2002.         Chairman, IEP Advisors, Inc. (July 1998 to present);                 80
2/3/47                                                  Chairman of the Board, Weirton Steel Corporation/2/ (April
                                                        1996 to present); Member of the Board, Hollinger
                                                        International, Inc./2/ (publishing) (1995 to present), HCL
                                                        Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and
                                                        Mitchell Hutchins families of funds) (1995 to present)
                                                        (registered investment companies); and Member, Textron Inc.
                                                        /2/ International Advisory Council (July 1996 to present).
                                                        Formerly, Partner, McKinsey & Company (consulting)
                                                        (1991-1994) and US Chief Negotiator in Strategic Arms
                                                        Reduction Talks (START) with former Soviet Union and US
                                                        Ambassador to the Federal Republic of Germany (1985-1991);
                                                        Member of the Board, Homestake Mining/2/ (mining and
                                                        exploration) (1998-February 2001), Archer Daniels Midland
                                                        Company/2/ (agribusiness operations) (October 1996-June 2001)
                                                        and Anchor Gaming (gaming software and equipment) (March
                                                        1999-December 2001).


S. Leland Dill              Trustee since 1999 for      Trustee, Phoenix Zweig Series Trust (since September 1989),          78
3/28/30                     the BT Institutional        Phoenix Euclid Market Neutral Funds (since May 1998)
                            Funds, BT Advisor           (registered investment companies); Retired (since 1986).
                            Funds, and BT Pyramid       Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
                            Mutual Funds.               Director, Vintners International Company Inc. (June
                                                        1989-May 1992), Coutts (USA) International (January
                            Trustee since 1986 for      1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group
                            the BT Investment           (March 1991-March 1999) and General Partner,
                            Funds.                      Pemco (investment company) (June 1979-June 1986).

                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                            Position with the                                                                        Complex to be
                            Trust and Length of         Business Experience and Directorships During the             Overseen by
Name and Birth Date         Time Served                 Past 5 Years                                                 Trustee/1/
Martin J. Gruber            Trustee since 1999 for the  Nomura Professor of Finance, Leonard N. Stern School of              79
7/15/37                     BT Institutional Funds and  Business, New York University (since 1964); Trustee, CREF
                            BT Investment Funds.        (since 2000); Director, S.G. Cowen Mutual Funds
                                                        (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai
                            Trustee since 1995 for the  Capital Fund, Inc. (2000 to present) and Singapore Fund,
                            BT Advisor Funds.           Inc. (since 2000) (registered investment companies).

                            Trustee since 1992 for the
                            BT Pyramid Mutual Funds.

Richard J. Herring          Trustee since 1990 for the  Jacob Safra Professor of International Banking and                   78
2/18/46                     BT Institutional Funds.     Professor, Finance Department, The Wharton School,
                                                        University of Pennsylvania (since 1972); Director, Lauder
                                                        Institute of International Management Studies (since 2000);
                            Trustee since 1999 for      Co-Director, Wharton Financial Institutions Center (since
                            the BT Investment           2000) and Vice Dean and Director, Wharton Undergraduate
                            Funds an BT Pyramid         Division (1995-2000).
                            Mutual Funds.

                            Trustee since 1995 for
                            the BT Advisor Funds.

Joseph R. Hardiman          Trustee since 2002.         Private Equity Investor (1997 to present); Director,                 76
5/27/37                                                 Soundview Technology Group Inc. (investment banking) (July
                                                        1998 to present), Corvis Corporation/2/ (optical networking equipment) (July 2000 to present), Brown Investment
                                                        Advisory & Trust Company (investment advisor) (February
                                                        2001 to present), The Nevis Fund (registered investment
                                                        company) (July 1999 to present), and ISI Family of Funds
                                                        (registered investment companies) (March 1998 to present).
                                                        Formerly, Director, Circon Corp./2/ (medical instruments)
                                                        (November 1998-January 1999); President and Chief Executive
                                                        Officer, The National Association of Securities Dealers,
                                                        Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                        Operating Officer of Alex. Brown & Sons Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1985-1987) and General
                                                        Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                        Securities Inc.) (1976-1985).

                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                                                                                                                     Complex to be
                            Position with the Trust     Business Experience and Directorships During the Past 5      Overseen by
Name and Birth Date         and Length of Time Served   Years                                                        Trustee/1/
Graham E. Jones             Trustee since 2002.         Senior Vice President, BGK Properties, Inc. (commercial              78
1/31/33                                                 real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                        22 open-end mutual funds managed by Sun Capital Advisers,
                                                        Inc. (since 1998).

Rebecca W. Rimel            Trustee since 2002.         President and Chief Executive Officer, The Pew Charitable            78
4/10/51                                                 Trusts (charitable foundation) (1994 to present).
                                                        Formerly, Executive Director, The Pew Charitable Trusts
                                                        (1988 to 1994); Director, ISI Family of Funds (registered
                                                        investment companies) (1997 to 1999); and Director and
                                                        Executive Vice President, The Glenmede Trust Company
                                                        (investment trust and wealth management) (1994 to 2000).

Philip Saunders, Jr.        Trustee since 1999 for the  Principal, Philip Saunders Associates (Economic and                  78
10/11/35                    BT Institutional Funds, BT  Financial Consulting) (since 1998).  Formerly, Director,
                            Advisor Funds, and BT       Financial Industry Consulting, Wolf & Company (1987-1988);
                            Pyramid Mutual Funds.       President, John Hancock Home Mortgage Corporation
                                                        (1984-1986); Senior Vice President of Treasury and
                                                        Financial Services, John Hancock Mutual Life Insurance
                            Trustee since 1986 for the  Company, Inc. (1982-1986).
                            BT Investment Funds.

William N. Searcy           Trustee since 2002.         Pension & Savings Trust Officer, Sprint Corporation/2/                 78
9/3/46                                                  (telecommunications) (since 1989); Trustee of 22 open-end
                                                        mutual funds managed by Sun Capital Advisers, Inc. (since
                                                        1998).



Robert H. Wadsworth         Trustee since 2002.         President, Robert H. Wadsworth Associates, Inc. (consulting          81
1/29/40                                                 firm) (1982 to present); President and Director, Trust for
                                                        Investment Managers (registered investment company) (1999
                                                        to present).  Formerly, President, Investment Company
                                                        Administration, L.L.C. (1992*-July 2001); President,
                                                        Treasurer and Director, First Fund Distributors, Inc.
                                                        (1990-January 2002); Vice President, Professionally Managed
                                                        Portfolios (1999-2002) and Advisors Series Trust
                                                        (1997-2002) (registered investment companies); and
                                                        President, Guinness Flight Investment Funds, Inc.
                                                        (registered investment companies).

                                                        * Inception date of the corporation which was the
                                                        predecessor to the LLC.


                                                                                                                     Number of Funds
                                                                                                                     in the Fund
                                                                                                                     Complex to be
                            Position with the Trust     Business Experience and Directorships During the Past 5      Overseen by
Name and Birth Date         and Length of Time Served   Years                                                        Trustee/1/

Interested Trustee
------------------
Richard T. Hale/3/          Trustee since 1999 for the  Managing Director, Deutsche Bank Securities Inc. (formerly        78
7/17/45                     BT Institutional Funds, BT  Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
                            Investment Funds, and BT    Management (1999 to present); Director and President,
                            Pyramid Mutual Funds.       Investment Company Capital Corp. (registered investment
                                                        advisor) (1996 to present); President, DB Hedge Strategies
                            Trustee since 2000 for the  Fund LLC (registered investment company) (June 2002 to
                            BT Advisor Funds.           present); Director, Deutsche Global Funds, Ltd. (2000 to
                                                        present), CABEI Fund (2000 to present), North American
                                                        Income Fund (2000 to present) (registered investment
                                                        companies); Vice President, Deutsche Asset Management, Inc.
                                                        (2000 to present).  Chartered Financial Analyst.  Formerly,
                                                        Director, ISI Family of Funds (registered investment
                                                        companies) (1992-1999).


Name and Birth Date         Position with the Trust   Business Experience and Directorships During the Past 5
                            and Length of Time Served   Years
Officers
--------
Richard T. Hale             President since 2000 for    See information provided under Interested Trustee.
7/17/45                     the BT Institutional Funds
                            and BT Advisor Funds.

                            President since 1999 for
                            the BT Investment Funds
                            and BT Pyramid Mutual
                            Funds.

Amy M. Olmert               Assistant Secretary since   Director, Deutsche Asset Management (January 1999 to
5/14/63                     1999.                       present); Certified Public Accountant (1989 to present).
                                                        Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                        Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                        (1992-1997).

Charles A. Rizzo            Treasurer since 1999.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                                  present); Certified Public Accountant; Certified Management
                                                        Accountant.  Formerly, Vice President and Department Head,
                                                        BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                        Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                        (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch            Secretary since 1999; Vice  Managing Director, Deutsche Asset Management (2002 to
3/27/54                     President since 2000.       present) and Director, Global Funds Ltd. (2002 to
                                                        present).  Formerly, Director, Deutsche Asset Management
                                                        (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                        General Counsel, United States Securities and Exchange
                                                        Commission (1993-1998).

Jeffrey A. Engelsman        Vice President and AML      Vice President, Deutsche Asset Management (1999 to
9/28/67                     Compliance Officer since    present).  Formerly, Attorney, Great-West Life & Annuity
                            2002.                       Insurance Company (1995 to 1999).

Bruce A. Rosenblum          Assistant Secretary since   Director, Deutsche Asset Management since 2002.  Formerly,
9/14/60                     2002.                       Vice President, Deutsche Asset Management (2000-2002);
                                                        Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                        Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                        Divisions of Enforcement and Corporation Finance,
                                                        Securities and Exchange Commission (1986-1994).

-----------
1 As of July 30, 2002, the total number of Funds in the Fund Complex is 84.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Mr. Hale is a director who is an 'interested  person' within the meaning of
  Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.



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